Carbon Strategy ETF
Consolidated Schedule of Investments
March 31, 2024 (Unaudited)

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS – 83.8%
683,350	First American Government Obligations Fund - Class X, 5.23% (a)(b)	$683,350
	TOTAL SHORT-TERM INVESTMENTS (Cost $683,350)	683,350

	TOTAL INVESTMENTS (Cost $683,350) — 83.8%	683,350
	Other Assets in Excess of Liabilities — 16.2%	131,995
	NET ASSETS — 100.0%	$815,345

Percentages are stated as a percent of net assets.

(a) Rate shown is the annualized seven-day yield as of March 31, 2024.
(b) Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Carbon Strategy ETF
CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS
March 31, 2024 (Unaudited)
Number of Long Contracts	Description	Expiration Month	Notional Value	Value & Unrealized Appreciation/ (Depreciation)
6	California Carbon Allowance Vintage 2024 Future (a)	December 2024	$238,860	$(12,754)
3	Euro FX Currency Future (a)	June 2024	405,806	(3,969)
6	European Union Allowance Carbon Emission Future (a)	December 2024	400,462	(104,011)
6	Regional Greenhouse Gas Initiative Vintage Future (a)	December 2024	123,000	27,398
				$(93,336)

(a) Exchange-Traded.

Summary of Fair Value Disclosure at March 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2024:

Carbon Strategy ETF

Assets	Level 1	Level 2	Level 3	Total
Short-Term Investments	$683,350	$–	$–	$683,350
Total Investments in Securities	$683,350	$–	$–	$683,350
Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts	$27,398	$–	$–	$27,398
Liabilities
Futures Contracts	$120,734	$–	$–	$120,734

(a) Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures contracts which are reflected at the unrealized appreciation (depreciation) on the instrument.

For the period ended September 30, 2023, the Fund did not recognize any transfers to or from Level 3.

Consolidation of Subsidiaries

Consolidation of Subsidiaries - The Carbon Strategy ETF (the "Fund") may invest up to 25% of its total assets in the Carbon Cayman Subsidiary (the “Subsidiary”), that is wholly-owned by the Fund and organized under the laws of the Cayman Islands. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $130,439, which represented 15.98% of the Fund’s net assets.